EXHIBIT 99.2

[COMPANY LOGO] [UBS INVESTMENT BANK]

Interest Only Loans; MARM05-3 Group 1
================================================================================

--------------------------------------------------------------------------------
Summary
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Total Balance: $51,560,754.36
Avg Loan Balance: $318,276.26
WA Gross Rate: 5.704%
WA Net Rate: 5.329%
WA FICO: 691
WA LTV: 77
WA Rem Term: 358
WA Months to Reset: 9
As of Date: 2005-03-01
WA Gross Margin: 3.549%
WA First Periodic Cap: 4.7%
WA Max Rate: 13.78%
IO%: 100%
Cal %: 47%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Current Principal Balance           Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00                12    1,044,939       2.03     6.323       5.948       685     79.53     92.93     32.07
$100,000.01 - $150,000.00               31    3,880,620       7.53     5.832       5.457       704     79.98     94.27     31.94
$150,000.01 - $200,000.00               24    4,188,325       8.12     5.583       5.208       700     77.63     88.12     26.23
$200,000.01 - $250,000.00               14    3,132,114       6.07     5.358       4.983       699     80.08     91.07     15.42
$250,000.01 - $300,000.00               14    3,798,189       7.37     5.424       5.049       702     78.66     90.40     13.99
$300,000.01 - $359,699.00               18    5,917,591      11.48     5.436       5.061       696     77.48     92.90     11.56
$359,699.01 - $600,000.00               33   14,998,081      29.09     5.740       5.365       685     78.20     87.52      5.39
$600,000.01 - $800,000.00                8    5,418,000      10.51     5.793       5.418       678     77.66     83.62     13.29
$800,000.01 - $1,000,000.00              4    3,536,000       6.86     5.789       5.414       652     67.75     72.72     25.90
$1,000,000.01 - $1,250,000.00            1    1,221,896       2.37     5.625       5.250       669     75.00     75.00      0.00
$1,250,000.01 - $1,500,000.00            2    2,775,000       5.38     5.980       5.605       744     75.00     77.30      0.00
$1,500,000.01 - $1,750,000.00            1    1,650,000       3.20     6.375       6.000       704     75.00     84.09      0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------
Minimum: $60,000.00
Maximum: $1,650,000.00
Average: $318,276.26
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Loan Servicers                      Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
GMAC Mortgage                          162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Interest Only Loans; MARM05-3 Group 1
================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Loan Originators                    Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
First Saving                             1      232,000       0.45     5.500       5.125       645     80.00     80.00      0.00
Mortgage Network                         1      275,400       0.53     4.875       4.500       743     94.99     94.99    100.00
Southstar                               63   11,990,717      23.26     6.212       5.837       681     79.71     94.56     23.09
UBS Conduit                             97   39,062,637      75.76     5.555       5.180       695     76.36     84.47      9.66
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Current Gross Rate                  Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
<= 3.500%                                1      345,000       0.67     3.375       3.000       701     75.00     90.00      0.00
3.501% - 4.000%                          2      389,900       0.76     4.000       3.625       643     72.56     72.56     60.25
4.001% - 4.500%                          3      649,300       1.26     4.387       4.012       727     82.84     88.57     66.73
4.501% - 5.000%                         28    8,116,680      15.74     4.815       4.440       704     75.66     85.26     24.05
5.001% - 5.500%                         42   12,056,727      23.38     5.358       4.983       694     77.98     86.23     15.61
5.501% - 6.000%                         40   15,930,846      30.90     5.796       5.421       683     77.58     87.18      6.95
6.001% - 6.500%                         25    9,255,684      17.95     6.298       5.923       691     76.15     85.82     13.04
6.501% - 7.000%                         15    3,170,967       6.15     6.842       6.467       687     78.29     90.07      0.00
7.001% >=                                6    1,645,650       3.19     7.615       7.240       696     80.31     97.69      0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.375%
Maximum: 7.875%
Weighted Average: 5.704%
--------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Interest Only Loans; MARM05-3 Group 1
================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Gross Margin                        Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
<= 2.000%                                2      579,900       1.12     3.628       3.253       671     81.08     90.00     40.51
2.001% - 2.250%                          7    2,321,120       4.50     5.973       5.598       664     67.51     74.92     39.46
2.251% - 2.500%                         59   10,920,400      21.18     6.198       5.823       684     80.14     94.41     27.42
2.751% - 3.000%                          4      874,400       1.70     5.114       4.739       693     79.89     93.01     28.36
3.001% - 3.250%                         14    5,367,430      10.41     5.092       4.717       700     72.65     82.23     16.62
3.251% - 3.500%                         14    3,589,950       6.96     5.037       4.662       709     77.36     87.72     10.38
3.501% - 3.750%                         10    2,980,239       5.78     5.194       4.819       690     74.87     86.32      3.15
3.751% - 4.000%                         17    6,130,088      11.89     5.429       5.054       691     79.13     84.64     11.35
4.001% - 4.250%                         14    8,151,346      15.81     5.690       5.315       697     76.19     80.31      0.00
4.251% - 4.500%                         10    4,049,250       7.85     5.887       5.512       674     81.11     94.17      9.09
4.501% - 4.750%                         10    4,946,631       9.59     6.282       5.907       703     77.94     87.44      0.00
4.751% - 5.000%                          1    1,650,000       3.20     6.375       6.000       704     75.00     84.09      0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 4.875%
Weighted Average: 3.549%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Current Net Rate                    Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
<= 3.500%                                1      345,000       0.67     3.375       3.000       701     75.00     90.00      0.00
3.501% - 4.000%                          4      791,200       1.53     4.161       3.786       700     78.67     78.67     53.11
4.001% - 4.500%                         24    6,912,180      13.41     4.765       4.390       705     75.44     84.20     27.37
4.501% - 5.000%                         34    9,389,527      18.21     5.240       4.865       687     77.69     87.25     20.54
5.001% - 5.500%                         43   17,341,496      33.63     5.694       5.319       690     77.77     86.15      7.15
5.501% - 6.000%                         28   10,327,384      20.03     6.187       5.812       699     77.59     88.91      2.72
6.001% - 6.500%                         18    3,742,317       7.26     6.647       6.272       663     74.84     86.00     28.16
6.501% - 7.000%                          6    1,723,600       3.34     7.143       6.768       690     78.55     88.14      0.00
7.001% >=                                4      988,050       1.92     7.775       7.400       681     79.96     98.79      0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.000%
Maximum: 7.500%
Weighted Average: 5.329%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Amortization Type                   Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
Interest Only                          162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------




The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Interest Only Loans; MARM05-3 Group 1
================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Remaining Months to maturity        Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
351 - 355                                3      778,150       1.51     5.132       4.757       736     86.48     94.70     58.88
356 - 360                              159   50,782,604      98.49     5.713       5.338       691     77.12     86.73     12.52
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 355
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Seasoning                           Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
<= 6                                   162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Index for loans                     Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
6 MO LIBOR                             162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Interest Only Loans; MARM05-3 Group 1
================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Months to Roll                      Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
 1                                       3      778,150       1.51     5.132       4.757       736     86.48     94.70     58.88
 2                                       3    1,680,000       3.26     5.369       4.994       669     80.00     81.90     42.86
 3                                      13    4,967,958       9.64     5.344       4.969       691     78.31     86.70      8.46
 4                                      34   13,246,111      25.69     5.628       5.253       695     76.32     85.85      4.21
 5                                      39   15,127,965      29.34     5.541       5.166       695     77.27     85.05      6.86
 6                                       4    1,692,750       3.28     5.090       4.715       703     75.01     78.07     10.16
21                                       1      260,000       0.50     6.000       5.625       747     56.34     56.34      0.00
22                                       8    1,314,450       2.55     5.745       5.370       696     79.86     99.06     28.72
23                                      56   11,577,370      22.45     6.260       5.885       689     78.63     93.22     18.62
24                                       1      916,000       1.78     6.500       6.125       555     61.07     61.07    100.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------
Average AS OF:  2005-03-01
Minimum: 1
Maximum: 24
Weighted Average: 9
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Lifetime Maximum Rate               Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
10.001% - 10.500%                        1      185,300       0.36     4.250       3.875       762     89.96     89.96    100.00
10.501% - 11.000%                        9    1,663,839       3.23     4.902       4.527       727     78.04     94.75     41.31
11.001% - 11.500%                       16    3,787,519       7.35     5.329       4.954       699     77.20     85.99     28.83
11.501% - 12.000%                       65   22,338,743      43.33     5.508       5.133       692     76.84     84.33      8.62
12.001% or more                         71   23,585,354      45.74     6.018       5.643       686     77.51     88.80     12.40
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 10.250%
Maximum: 18.375%
Weighted Average: 13.778%
--------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Interest Only Loans; MARM05-3 Group 1
================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
First Adjustment Cap                Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
0.000%                                   2      694,000       1.35     5.500       5.125       742     87.28     96.50      0.00
1.000%                                  10    4,064,167       7.88     5.898       5.523       695     79.58     87.17     12.56
3.000%                                  66   14,067,820      27.28     6.223       5.848       682     77.19     90.99     24.52
5.750%                                   1    1,275,000       2.47     6.250       5.875       753     75.00     80.00      0.00
6.000%                                  80   30,853,367      59.84     5.437       5.062       692     76.75     85.07      8.70
6.625%                                   1      180,000       0.35     5.375       5.000       682     87.80     87.80      0.00
6.875%                                   1      254,400       0.49     5.125       4.750       642     80.00     80.00      0.00
7.375%                                   1      172,000       0.33     4.625       4.250       666     80.00     80.00    100.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 7.375%
Weighted Average: 4.776%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Distribution by IO only terms       Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
  6                                      7    2,038,058       3.95     5.257       4.882       709     79.51     85.20      0.00
 24                                     66   14,067,820      27.28     6.223       5.848       682     77.19     90.99     24.52
120                                     89   35,454,876      68.76     5.524       5.149       694     77.16     85.30      9.49
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Original Prepayment Penalty Term    Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
 0                                      61   17,833,645      34.59     5.756       5.381       692     76.87     85.38     13.44
 6                                      13    7,368,300      14.29     5.928       5.553       707     77.75     85.24      9.45
12                                       2      522,900       1.01     5.109       4.734       712     70.00     90.00      0.00
24                                      33   13,393,383      25.98     5.588       5.213       686     76.20     86.83      4.03
36                                      44   10,377,657      20.13     5.762       5.387       681     78.63     90.49     16.65
60                                       9    2,064,869       4.00     5.068       4.693       713     80.64     86.35     70.45
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Interest Only Loans; MARM05-3 Group 1
================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Original LTV                        Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
<= 50.00%                                1      155,000       0.30     4.000       3.625       665     46.13     46.13      0.00
50.01% - 55.00%                          1      155,000       0.30     5.375       5.000       670     52.72     52.72      0.00
55.01% - 60.00%                          2    1,080,000       2.09     4.956       4.581       712     58.03     74.30      0.00
60.01% - 65.00%                          2    1,251,000       2.43     6.232       5.857       615     61.03     61.03     73.22
65.01% - 70.00%                         15    5,624,639      10.91     5.242       4.867       687     69.39     80.09      0.00
70.01% - 75.00%                         12    8,061,496      15.63     5.841       5.466       715     74.65     81.54      1.16
75.01% - 80.00%                        115   31,764,019      61.61     5.809       5.434       687     79.73     91.11     13.64
80.01% - 85.00%                          6    1,880,500       3.65     5.516       5.141       707     84.19     84.19     23.33
85.01% - 90.00%                          4      713,600       1.38     4.591       4.216       680     89.43     89.43     74.78
90.01% - 95.00%                          4      875,500       1.70     5.461       5.086       750     93.95     93.95     57.28
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 46.13
Maximum: 95.00
Weighted Average: 77.26
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Combined LTV                        Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
<= 50.00%                                1      155,000       0.30     4.000       3.625       665     46.13     46.13      0.00
50.01% - 55.00%                          1      155,000       0.30     5.375       5.000       670     52.72     52.72      0.00
55.01% - 60.00%                          1      260,000       0.50     6.000       5.625       747     56.34     56.34      0.00
60.01% - 65.00%                          2    1,251,000       2.43     6.232       5.857       615     61.03     61.03     73.22
65.01% - 70.00%                          4    2,609,500       5.06     5.307       4.932       668     68.70     68.70      0.00
70.01% - 75.00%                          3    3,156,896       6.12     5.667       5.292       707     74.66     74.66      0.00
75.01% - 80.00%                         29   11,696,363      22.68     5.562       5.187       694     77.56     79.61      7.63
80.01% - 85.00%                          8    4,030,500       7.82     5.866       5.491       710     78.97     84.25     10.89
85.01% - 90.00%                         37   10,855,138      21.05     5.317       4.942       702     77.20     89.87     12.69
90.01% - 95.00%                         19    4,070,417       7.89     6.076       5.701       709     82.40     94.15     19.89
95.01% - 100.00%                        57   13,320,940      25.84     6.037       5.662       677     79.82     99.64     17.88
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 46.13
Maximum: 100.00
Weighted Average: 86.85
--------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Interest Only Loans; MARM05-3 Group 1
================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Geographical Distribution (Top 5)   Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
California                              55   24,290,829      47.11     5.620       5.245       694     77.70     87.86      6.29
Georgia                                 16    4,160,450       8.07     6.066       5.691       690     78.14     88.22     29.95
Arizona                                 17    3,934,800       7.63     5.244       4.869       710     74.49     85.60     11.58
Florida                                 16    2,645,600       5.13     5.832       5.457       693     79.06     88.95     16.38
New York                                 4    2,254,750       4.37     5.599       5.224       626     70.42     70.42     40.63
Other                                   54   14,274,325      27.68     5.862       5.487       692     77.76     87.28     15.67
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
California loan breakdown           Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
North CA                                 8    4,370,050       8.48     5.978       5.603       701     76.38     88.31      0.00
South CA                                47   19,920,779      38.64     5.541       5.166       693     77.98     87.76      7.67
States Not CA                          107   27,269,925      52.89     5.779       5.404       689     76.87     85.95     19.39
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Top 10 Zip Codes                    Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
94010                                    1    1,650,000       3.20     6.375       6.000       704     75.00     84.09      0.00
93921                                    1    1,500,000       2.91     5.750       5.375       736     75.00     75.00      0.00
30022                                    1    1,275,000       2.47     6.250       5.875       753     75.00     80.00      0.00
92887                                    1    1,221,896       2.37     5.625       5.250       669     75.00     75.00      0.00
97229                                    2    1,003,150       1.95     5.375       5.000       680     78.99     78.99      0.00
91914                                    1      960,000       1.86     6.250       5.875       671     80.00     80.00      0.00
10023                                    1      916,000       1.78     6.500       6.125       555     61.07     61.07    100.00
06824                                    1      840,000       1.63     5.625       5.250       687     70.00     70.00      0.00
85018                                    1      820,000       1.59     4.625       4.250       701     58.57     80.00      0.00
60119                                    1      800,000       1.55     5.750       5.375       669     80.00     80.00      0.00
Other                                  151   40,574,708      78.69     5.660       5.285       692     78.30     89.53     14.54
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Interest Only Loans; MARM05-3 Group 1
================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
FICO Scores                         Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
Not Available or lt 600                  1      916,000       1.78     6.500       6.125       555     61.07     61.07    100.00
621 - 640                                5    1,270,450       2.46     5.555       5.180       629     82.89     94.94     25.44
641 - 660                               34    9,220,183      17.88     5.572       5.197       650     77.88     88.55     24.05
661 - 680                               33   12,783,854      24.79     5.700       5.325       672     77.57     85.90      9.05
681 - 700                               30    8,224,189      15.95     6.035       5.660       688     77.76     90.91     12.46
701 - 720                               12    5,931,314      11.50     5.599       5.224       709     74.76     86.18      0.00
721 - 740                               18    5,500,664      10.67     5.691       5.316       732     76.62     86.48      5.49
741 - 760                               13    4,352,700       8.44     5.543       5.168       750     77.40     82.33      6.33
761 >=                                  16    3,361,400       6.52     5.529       5.154       776     80.72     87.46     17.84
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400):           555
Maximum:                               803
Weighted Average:                      691
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Mortgage Properties                 Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
Condominium                             10    2,858,520       5.54     5.916       5.541       645     75.65     82.40     44.90
PUD                                     20    3,412,650       6.62     6.055       5.680       678     78.64     93.47     17.38
Single Family                          121   41,688,271      80.85     5.682       5.307       695     77.41     86.67     11.44
Two- to Four Family                     11    3,601,314       6.98     5.457       5.082       700     75.43     86.23      4.78
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Occupancy types                     Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
Investor                                38   11,418,841      22.15     5.373       4.998       722     76.73     82.94      7.21
Primary                                118   38,053,713      73.80     5.783       5.408       686     77.88     88.78     13.34
Secondary                                6    2,088,200       4.05     6.083       5.708       630     68.83     72.97     43.87
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Interest Only Loans; MARM05-3 Group 1
================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Loan Purpose                        Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
Purchase                               102   28,928,972      56.11     5.825       5.450       696     78.38     91.06     11.22
Cash Out Refinance                      42   17,378,163      33.70     5.598       5.223       685     74.85     80.70     14.43
Rate/Term Refinance                     18    5,253,619      10.19     5.389       5.014       685     79.01     84.03     20.22
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Document Type                       Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
Full                                    30    6,815,550      13.22     5.371       4.996       664     79.27     88.14    100.00
No Doc                                   4      561,400       1.09     5.899       5.524       717     72.13     79.50      0.00
No Ratio                                21   10,832,689      21.01     5.675       5.300       708     73.80     81.17      0.00
Reduced                                 93   30,283,715      58.73     5.674       5.299       693     77.95     88.29      0.00
Stated Doc                              14    3,067,400       5.95     6.809       6.434       675     79.13     91.14      0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 162   51,560,754     100.00     5.704       5.329       691     77.26     86.85     13.22
--------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.